THORNBURG MORTGAGE SECURITIES TRUST 2002-2
PUBLICLY OFFERED CERTIFICATE COMPUTATIONAL MATERIALS: TERM SHEET
-------------------------------------------------------------------------------


NEW ISSUE MARKETING MATERIALS

$505,434,500 (Approximate)


THORNBURG MORTGAGE SECURITIES TRUST 2002-2



WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
Master Servicer

THORNBURG MORTGAGE HOME LOANS, INC.
Mortgage Loan Seller

STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
Seller

BEAR, STEARNS & CO. INC.
Sole and Lead Underwriter



All statistical Information is preliminary and based upon Information as of May 1, 2002.


May 29, 2002


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976       MAY 29, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

THORNBURG MORTGAGE SECURITIES TRUST 2002-2
PUBLICLY OFFERED CERTIFICATE COMPUTATIONAL MATERIALS: TERM SHEET
-------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Bear, Stearns & Co. Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Bear, Stearns & Co. Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns & Co. Inc. Trading Desk at (212) 272-4976.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976       MAY 29, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                             $505,434,500 (APPROX.)
                   THORNBURG MORTGAGE SECURITIES TRUST 2002-2
            ARM AND HYBRID ARM MORTGAGE LOANS (CMT AND LIBOR INDEXED)

----------- ------------------ ------------------- ---------------- ----------------- ------------------ -------------------
                                    EXPECTED           CREDIT
               CERTIFICATE          RATINGS          ENHANCEMENT     INTEREST RATE       COLLATERAL         CERTIFICATE
  CLASS          SIZE (1)           MOODY'S           %AGE (2)            TYPE              TYPE                TYPE
----------- ------------------ ------------------- ---------------- ----------------- ------------------ -------------------
   I-A        $101,467,800            Aaa               3.00%           WAC (3)            ARM (7)         Group I Senior
----------- ------------------ ------------------- ---------------- ----------------- ------------------ -------------------
   II-A       $190,548,600            Aaa               3.00%           WAC (4)          3/1 Hybrids      Group II Senior
----------- ------------------ ------------------- ---------------- ----------------- ------------------ -------------------
  III-A       $200,966,400            Aaa               3.00%           WAC (5)        5/1 Hybrids (8)    Group III Senior
----------- ------------------ ------------------- ---------------- ----------------- ------------------ -------------------
   B-1         $6,098,700             Aa2               1.80%           WAC (6)        Total Portfolio        Crossed
                                                                                                            Subordinate
----------- ------------------ ------------------- ---------------- ----------------- ------------------ -------------------
   B-2         $4,065,900              A2               1.00%           WAC (6)        Total Portfolio        Crossed
                                                                                                            Subordinate
----------- ------------------ ------------------- ---------------- ----------------- ------------------ -------------------
   B-3         $2,287,100             Baa2              0.55%           WAC (6)        Total Portfolio        Crossed
                                                                                                            Subordinate
----------- ------------------ ------------------- ---------------- ----------------- ------------------ -------------------
                                  NOT OFFERED
----------- ------------------ ------------------- ---------------- ----------------- ------------------ -------------------
   B-4          $762,200              Ba2               0.40%           WAC (6)        Total Portfolio        Crossed
                                                                                                            Subordinate
----------- ------------------ ------------------- ---------------- ----------------- ------------------ -------------------
   B-5          $508,300               B2               0.30%           WAC (6)        Total Portfolio        Crossed
                                                                                                            Subordinate
----------- ------------------ ------------------- ---------------- ----------------- ------------------ -------------------
   B-6         $1,524,864          Not Rated             ---            WAC (6)        Total Portfolio        Crossed
                                                                                                            Subordinate
----------- ------------------ ------------------- ---------------- ----------------- ------------------ -------------------

(1)  The Certificates Sizes are approximate and subject to a +/- 10% variance.

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.

(3)  The Class I-A Certificates will bear interest at a variable rate (the
     Pass-Through Rate) equal to the weighted average of the Net Rates of the Group I Mortgage Loans. The Pass-Through Rate with respect to the first
     Interest Accrual Period is expected to be approximately 3.368%.

(4)  The Class II-A Certificates will bear interest at a variable rate (the
     Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II Mortgage Loans. The Pass-Through Rate with respect to the first
     Interest Accrual Period is expected to be approximately 5.386%.

(5)  The Class III-A Certificates will bear interest at a variable rate (the
     Pass-Through Rate) equal to the weighted average of the Net Rates of the Group III Mortgage Loans. The Pass-Through Rate with respect to the first
     Interest Accrual Period is expected to be approximately 5.890%.

(6)  The Class B Certificates will bear interest at a variable rate (the
     Pass-Through Rate) equal to the weighted average of the Pass-Through Rates of all Senior Certificates weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan
     Group, the Class Principal Balance of the related Classes of Senior
     Certificates. The Pass-Through Rate with respect to the first Interest
     Accrual Period is expected to be approximately 5.176%.

(7) The Group I Mortgage Loans are adjustable rate mortgage loans indexed to One-Month LIBOR (approximately 78.55%), Six-Month LIBOR (approximately
     14.89%), One-Year LIBOR (approximately 5.33%), One-Year U.S. Treasury
     (approximately 1.07%) and Six-Month U.S. Treasury (approximately 0.22%).

(8)  Approximately 58.18%, 36.48%, 0.59%, and 0.75% of the Group III Mortgage
     Loans are 5/1, 5/6, 7/1 and 10/1 Hybrids, respectively.

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976       MAY 29, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

SELLER:                       Structured Asset Mortgage Investments Inc.

MORTGAGE LOAN SELLER:         Thornburg Mortgage Home Loans, Inc.

MASTER SERVICER:              Wells Fargo Bank Minnesota, National Association

SERVICERS:                    Thornburg Mortgage Home Loans, Inc. (approximately
                              47%), Morgan Stanley Dean Witter Credit Corp.
                              (approximately 14%), First Republic Bank
                              (approximately 11%) and various servicers
                              (approximately 28% and each servicing no more than 10%).

TRUSTEE:                      Deutsche Bank National Trust Company

UNDERWRITER:                  Bear, Stearns & Co. Inc.

CUT-OFF DATE:                 May 1, 2002

CLOSING DATE:                 May 30, 2002

RATING AGENCY:                Moody's Investors Service, Inc.

LEGAL STRUCTURE:              REMIC

OPTIONAL CALL:                10% cleanup call (aggregate portfolio)

DISTRIBUTION DATE:            25th of each month or next business day,
                              commencing June 25, 2002.

INTEREST ACCRUAL PERIOD:      The interest accrual period on the Class I-A,
                              Class II-A, Class III-A and Class B Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). The price to be paid by investors for the Class I-A, Class II-A, Class III-A and Class B Certificates will include accrued interest from the Cut-off
                              Date up to, but not including, the Closing Date.

FORM OF REGISTRATION:         The Offered Certificates will be issued in
                              book-entry form through DTC.

ERISA: The Class I-A, II-A and III-A Certificates are expected to be ERISA eligible subject to limitations set forth in the final prospectus supplement. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Senior Certificates and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

COLLATERAL DESCRIPTION:       See the collateral description attached as Exhibit
                              1 for more information. NOTE: the information related to the Mortgage Loans described herein reflects information as of the May 1, 2002. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage
                              Loans, as reflected herein, of up to 10%.
                              CONSEQUENTLY, THE INITIAL PRINCIPAL BALANCE OF ANY
                              OF THE OFFERED CERTIFICATES BY THE CLOSING DATE IS
                              SUBJECT TO A DECREASE OF UP TO 10% FROM AMOUNTS
                              SHOWN ON THE FRONT COVER HEREOF.

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976       MAY 29, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

THE INFORMATION CONTAINED IN THE ATTACHED MATERIALS (THE "INFORMATION") MAY INCLUDE VARIOUS FORMS OF PERFORMANCE ANALYSIS, SECURITY CHARACTERISTICS AND SECURITIES PRICING ESTIMATES FOR THE SECURITIES ADDRESSED. PLEASE READ AND UNDERSTAND THIS ENTIRE STATEMENT BEFORE UTILIZING THE INFORMATION. THE INFORMATION IS PROVIDED SOLELY BY BEAR STEARNS, NOT AS AGENT FOR ANY ISSUER, AND ALTHOUGH IT MAY BE BASED ON DATA SUPPLIED TO IT BY THE ISSUER, THE ISSUER HAS NOT PARTICIPATED IN ITS PREPARATION AND MAKES NO REPRESENTATIONS REGARDING ITS ACCURACY OR COMPLETENESS. SHOULD YOU RECEIVE INFORMATION THAT REFERS TO THE "STATEMENT REGARDING ASSUMPTIONS AND OTHER INFORMATION", PLEASE REFER TO THIS STATEMENT INSTEAD.

THE INFORMATION IS ILLUSTRATIVE AND IS NOT INTENDED TO PREDICT ACTUAL RESULTS, WHICH MAY DIFFER SUBSTANTIALLY FROM THOSE, REFLECTED IN THE INFORMATION. PERFORMANCE ANALYSIS IS BASED ON CERTAIN ASSUMPTIONS WITH RESPECT TO SIGNIFICANT FACTORS THAT MAY PROVE NOT TO BE ASSUMED. YOU SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR YOUR PURPOSES. PERFORMANCE RESULTS ARE BASED ON MATHEMATICAL MODELS THAT USE INPUTS TO CALCULATE RESULTS. AS WITH ALL MODELS, RESULTS MAY VARY SIGNIFICANTLY DEPENDING UPON THE VALUE OF THE INPUTS GIVEN. INPUTS TO THESE MODELS INCLUDE BUT ARE NOT LIMITED TO: PREPAYMENT EXPECTATIONS (ECONOMETRIC PREPAYMENT MODELS, SINGLE EXPECTED LIFETIME PREPAYMENTS OR A VECTOR OF PERIODIC PREPAYMENTS), INTEREST RATE ASSUMPTIONS (PARALLEL AND NONPARALLEL CHANGES FOR DIFFERENT MATURITY INSTRUMENTS), COLLATERAL ASSUMPTIONS (ACTUAL POOL LEVEL DATA, AGGREGATED POOL LEVEL DATA, REPORTED FACTORS OR IMPUTED FACTORS), VOLATILITY ASSUMPTIONS (HISTORICALLY OBSERVED OR IMPLIED CURRENT) AND REPORTED INFORMATION (PAYDOWN FACTORS, RATE RESETS AND TRUSTEE STATEMENTS). MODELS USED IN ANY ANALYSIS MAY BE PROPRIETARY MAKING THE RESULTS DIFFICULT FOR ANY THIRD PARTY TO REPRODUCE. CONTACT YOUR REGISTERED REPRESENTATIVE FOR DETAILED EXPLANATIONS OF ANY MODELING TECHNIQUES EMPLOYED IN THE INFORMATION.

THE INFORMATION ADDRESSES ONLY CERTAIN ASPECTS OF THE APPLICABLE SECURITY'S CHARACTERISTICS AND THUS DOES NOT PROVIDE A COMPLETE ASSESSMENT. AS SUCH, THE INFORMATION MAY NOT REFLECT THE IMPACT OF ALL STRUCTURAL CHARACTERISTICS OF THE SECURITY, INCLUDING CALL EVENTS AND CASH FLOW PRIORITIES AT ALL PREPAYMENT SPEEDS AND/OR INTEREST RATES. YOU SHOULD CONSIDER WHETHER THE BEHAVIOR OF THESE SECURITIES SHOULD BE TESTED AT ASSUMPTIONS DIFFERENT FROM THOSE INCLUDED IN THE INFORMATION. THE ASSUMPTIONS UNDERLYING THE INFORMATION, INCLUDING STRUCTURE AND COLLATERAL, MAY BE MODIFIED FROM TIME TO TIME TO REFLECT CHANGED CIRCUMSTANCES. ANY INVESTMENT DECISION SHOULD BE BASED ONLY ON THE DATA IN THE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM (OFFERING DOCUMENTS) AND THE THEN CURRENT VERSION OF THE INFORMATION. OFFERING DOCUMENTS CONTAIN DATA THAT IS CURRENT AS OF THEIR PUBLICATION DATES AND AFTER PUBLICATION MAY NO LONGER BE COMPLETE OR CURRENT. CONTACT YOUR REGISTERED REPRESENTATIVE FOR OFFERING DOCUMENTS, CURRENT INFORMATION OR ADDITIONAL MATERIALS, INCLUDING OTHER MODELS OR PERFORMANCE ANALYSIS, WHICH ARE LIKELY TO PRODUCE DIFFERENT RESULTS, AND ANY OTHER FURTHER EXPLANATION REGARDING THE INFORMATION.

ANY PRICING ESTIMATES BEAR STEARNS HAS SUPPLIED AT YOUR REQUEST (A) REPRESENT OUR VIEW, AT THE TIME DETERMINED, OF THE INVESTMENT VALUE OF THE SECURITIES BETWEEN THE ESTIMATED BID AND OFFER LEVELS, THE SPREAD BETWEEN WHICH MAY BE SIGNIFICANT DUE TO MARKET VOLATILITY OR LIQUIDITY, (B) DO NOT CONSTITUTE A BID BY ANY PERSON FOR ANY SECURITY, (C ) MAY NOT CONSTITUTE PRICES AT WHICH THE SECURITIES COULD HAVE BEEN PURCHASED OR SOLD IN ANY MARKET, (D) HAVE NOT BEEN CONFIRMED BY ACTUAL TRADES, MAY VARY FROM THE VALUE BEAR STEARNS ASSIGNS ANY SUCH SECURITY WHILE IN ITS INVENTORY, AND MAY NOT TAKE INTO ACCOUNT THE SIZE OF A POSITION YOU HAVE IN THE SECURITY, AND (E) MAY HAVE BEEN DERIVED FROM MATRIX PRICING THAT USES DATA RELATING TO OTHER SECURITIES WHOSE PRICES ARE MORE READILY ASCERTAINABLE TO PRODUCE A HYPOTHETICAL PRICE BASED ON THE ESTIMATED YIELD SPREAD RELATIONSHIP BETWEEN THE SECURITIES.

GENERAL INFORMATION: THE DATA UNDERLYING THE INFORMATION HAS BEEN OBTAINED FROM SOURCES THAT WE BELIEVE ARE RELIABLE, BUT WE DO NOT GUARANTEE THE ACCURACY OF THE UNDERLYING DATA OR COMPUTATIONS BASED THEREON. BEAR STEARNS AND/OR INDIVIDUALS THEREOF MAY HAVE POSITIONS IN THESE SECURITIES WHILE THE INFORMATION IS CIRCULATING OR DURING SUCH PERIOD MAY ENGAGE IN TRANSACTIONS WITH THE ISSUER OR ITS AFFILIATES. WE ACT AS PRINCIPAL IN TRANSACTIONS WITH YOU, AND ACCORDINGLY, YOU MUST DETERMINE THE APPROPRIATENESS FOR YOU OF SUCH TRANSACTIONS AND ADDRESS ANY LEGAL, TAX OR ACCOUNTING CONSIDERATIONS APPLICABLE TO YOU. BEAR STEARNS SHALL NOT BE A FIDUCIARY OR ADVISOR UNLESS WE HAVE AGREED IN WRITING TO RECEIVE COMPENSATION SPECIFICALLY TO ACT IN SUCH CAPACITIES. IF YOU ARE SUBJECT TO ERISA, THE INFORMATION IS BEING FURNISHED ON THE CONDITION THAT IT WILL NOT FORM A PRIMARY BASIS FOR ANY INVESTMENT DECISION. THE INFORMATION IS NOT A SOLICITATION OF ANY TRANSACTION IN SECURITIES WHICH MAY BE MADE ONLY BY PROSPECTUS WHEN REQUIRED BY LAW, IN WHICH EVENT YOU MAY OBTAIN SUCH PROSPECTUS FROM BEAR STEARNS.

BEAR, STEARNS & Co. Inc.                                         May 29, 2002

                                   TMST-0202

TMST-0202 Class A1 (I-A-1 )        1/1 ARM                 p ( Moody: Aaa )
  Orig Bal101,467,800 Fac 1.00000 Coup 3.368 Mat / / Wac- 0.000( 0.000) WAM- /
                                  (-22829)/ 0
    1.0000 x 1-mo LIBOR + 1.4470 Cap 11.0550 @ 9.6080 Floor 1.4470 @ 0.0000
                       DIRECTED CASHFLOW FROM GROUP G01()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%

Settle Date: 30-May-2002 Curve Type: Treas Act Curve Date: 29-May-2002
Tranche: A1 (I-A-1 )


          10% CPP        20% CPP        30% CPP        prepay
                                                       losses
          1.8400%        1.8400%        1.8400%        1M_LIB
          2.3800%        2.3800%        2.3800%        1YR_TRES
          2.1100%        2.1100%        2.1100%        6M_LIB
Price     2.6700%        2.6700%        2.6700%        1Y_LIB
          1.9100%        1.9100%        1.9100%        6M_CMT
          1.0000%        1.0000%        1.0000%        PUT_FLAG
          0.0000%        0.0000%        0.0000%        STEP_OVERRIDE
          8.04           4.29           2.73           Avg. Life
          06/02          06/02          06/02          1st Prin
          03/42          03/42          01/38          Last Prin

100: 4+   3.33           3.29           3.24           Yield
          6.43           3.72           2.48           Duration

100: 8+   3.31           3.26           3.19           Yield
          6.43           3.73           2.48           Duration

100:12+   3.30           3.23           3.14           Yield
          6.44           3.73           2.48           Duration

100:16+   3.28           3.19           3.09           Yield
          6.45           3.74           2.49           Duration

100:20+   3.26           3.16           3.04           Yield
          6.45           3.74           2.49           Duration

100:24+   3.24           3.13           2.99           Yield
          6.46           3.75           2.49           Duration

100:28+   3.22           3.09           2.94           Yield
          6.47           3.75           2.50           Duration

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

BEAR, STEARNS & Co. Inc.                                    May 29, 2002

                                   TMST-0202

TMST-0202 Class A2 (II-A-1 )            3/1 ARM                 p ( Moody: Aaa )

  Orig Bal190,548,600 Fac 1.00000 Coup 5.386 Mat / / Wac- 0.000( 0.000) WAM- /
                                  (-22829)/ 0
     1.0000 x 1-yr TRES + 2.0170 Cap 11.0550 @ 9.0380 Floor 2.0170 @ 0.0000

                       DIRECTED CASHFLOW FROM GROUP G02()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%

Settle Date: 30-May-2002 Curve Type: Treas Act Curve Date: 29-May-2002
Tranche: A2 (II-A-1 )

          10% CPP        20% CPP        30% CPP        prepay
                                                       losses
          1.8400%        1.8400%        1.8400%        1M_LIB
          2.3800%        2.3800%        2.3800%        1YR_TRES
          2.1100%        2.1100%        2.1100%        6M_LIB
Price     2.6700%        2.6700%        2.6700%        1Y_LIB
          1.9100%        1.9100%        1.9100%        6M_CMT
          1.0000%        1.0000%        1.0000%        PUT_FLAG
          0.0000%        0.0000%        0.0000%        STEP_OVERRIDE
          2.35           2.02           1.72           Avg. Life
          06/02          06/02          06/02          1st Prin
          02/05          02/05          02/05          Last Prin

101: 8    4.69           4.58           4.43           Yield
          2.15           1.86           1.59           Duration

101:12    4.63           4.51           4.36           Yield
          2.15           1.86           1.60           Duration

101:16    4.58           4.44           4.28           Yield
          2.15           1.86           1.60           Duration

101:20    4.52           4.38           4.20           Yield
          2.15           1.86           1.60           Duration

101:24    4.46           4.31           4.13           Yield
          2.15           1.86           1.60           Duration

101:28    4.41           4.25           4.05           Yield
          2.15           1.87           1.60           Duration

102: 0    4.35           4.18           3.97           Yield
          2.15           1.87           1.60           Duration

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

BEAR, STEARNS & Co. Inc.                                    May 29, 2002

                                   TMST-0202

TMST-0202 Class A3 (III-A-1 )           5/1 ARM                p ( Moody: Aaa )

     Orig Bal200,966,400 Fac 1.00000 Coup 5.890 Mat / / Wac- 0.000( 0.000)
                               WAM- / (-22829)/ 0
    1.0000 x 6-mo LIBOR + 1.8740 Cap 11.0550 @ 9.1810 Floor 1.8740 @ 0.0000
                       DIRECTED CASHFLOW FROM GROUP G03()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%

Settle Date: 30-May-2002 Curve Type: Treas Act Curve Date: 29-May-2002
Tranche: A3 (III-A-1 )

          10% CPP        20% CPP        30% CPP        prepay
                                                       losses
          1.8400%        1.8400%        1.8400%        1M_LIB
          2.3800%        2.3800%        2.3800%        1YR_TRES
          2.1100%        2.1100%        2.1100%        6M_LIB
Price     2.6700%        2.6700%        2.6700%        1Y_LIB
          1.9100%        1.9100%        1.9100%        6M_CMT
          1.0000%        1.0000%        1.0000%        PUT_FLAG
          0.0000%        0.0000%        0.0000%        STEP_OVERRIDE
          3.88           2.99           2.30           Avg. Life
          06/02          06/02          06/02          1st Prin
          06/07          06/07          06/07          Last Prin

101: 2+   5.49           5.38           5.23           Yield
          3.33           2.61           2.05           Duration

101: 6+   5.46           5.33           5.17           Yield
          3.33           2.61           2.05           Duration

101:10+   5.42           5.29           5.11           Yield
          3.33           2.61           2.05           Duration

101:14+   5.38           5.24           5.05           Yield
          3.34           2.62           2.05           Duration

101:18+   5.35           5.19           4.99           Yield
          3.34           2.62           2.06           Duration

101:22+   5.31           5.15           4.93           Yield
          3.34           2.62           2.06           Duration

101:26+   5.27           5.10           4.87           Yield
          3.34           2.62           2.06           Duration

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

BEAR, STEARNS & Co. Inc.                                    May 29, 2002

                                   TMST-0202

TMST-0202 Class B1 (B-1 )               AA SUB            p ( Moody: Aaa )

      Orig Bal6,098,700 Fac 1.00000 Coup 5.176 Mat / / Wac- 0.000( 0.000)
                               WAM- / (-22829)/ 0

     1.0000 x 1-yr TRES + 2.1710 Cap 11.0550 @ 8.8840 Floor 2.1710 @ 0.0000
                       DIRECTED CASHFLOW FROM GROUP ALL()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2002 Curve Type: Treas Act Curve Date: 29-May-2002
Tranche: B1 (B-1 )

          10% CPP        20% CPP        30% CPP        prepay
                                                       losses
          1.8400%        1.8400%        1.8400%        1M_LIB
          2.3800%        2.3800%        2.3800%        1YR_TRES
          2.1100%        2.1100%        2.1100%        6M_LIB
Price     2.6700%        2.6700%        2.6700%        1Y_LIB
          1.9100%        1.9100%        1.9100%        6M_CMT
          1.0000%        1.0000%        1.0000%        PUT_FLAG
          0.0000%        0.0000%        0.0000%        STEP_OVERRIDE
          13.04          7.28           5.17           Avg. Life
          06/02          06/02          06/02          1st Prin
          03/42          08/40          06/33          Last Prin

99: 6     4.66           4.91           5.07           Yield
          9.06           5.69           4.29           Duration

99:10     4.65           4.89           5.04           Yield
          9.06           5.69           4.29           Duration

99:14     4.63           4.87           5.02           Yield
          9.07           5.70           4.29           Duration

99:18     4.62           4.84           4.99           Yield
          9.07           5.70           4.29           Duration

99:22     4.61           4.82           4.96           Yield
          9.08           5.70           4.30           Duration

99:26     4.59           4.80           4.93           Yield
          9.08           5.71           4.30           Duration

99:30     4.58           4.78           4.90           Yield
          9.09           5.71           4.30           Duration

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

BEAR, STEARNS & Co. Inc.                                    May 29, 2002

                                   TMST-0202

                TMST-0202 Class B2 (B-2 ) A SUB              p ( Moody: Aaa )
      Orig Bal4,065,900 Fac 1.00000 Coup 5.176 Mat / / Wac- 0.000( 0.000)
                               WAM- / (-22829)/ 0
     1.0000 x 1-yr TRES + 2.1710 Cap 11.0550 @ 8.8840 Floor 2.1710 @ 0.0000
                       DIRECTED CASHFLOW FROM GROUP ALL()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2002 Curve Type: Treas Act Curve Date: 29-May-2002
Tranche: B2 (B-2 )

          10% CPP        20% CPP        30% CPP        prepay
                                                       losses
          1.8400%        1.8400%        1.8400%        1M_LIB
          2.3800%        2.3800%        2.3800%        1YR_TRES
          2.1100%        2.1100%        2.1100%        6M_LIB
Price     2.6700%        2.6700%        2.6700%        1Y_LIB
          1.9100%        1.9100%        1.9100%        6M_CMT
          1.0000%        1.0000%        1.0000%        PUT_FLAG
          0.0000%        0.0000%        0.0000%        STEP_OVERRIDE
          13.04          7.28           5.17           Avg. Life
          06/02          06/02          06/02          1st Prin
          03/42          06/39          06/33          Last Prin

99: 1     4.68           4.94           5.11           Yield
          9.05           5.69           4.28           Duration

99: 5     4.66           4.92           5.08           Yield
          9.05           5.69           4.28           Duration

99: 9     4.65           4.89           5.05           Yield
          9.06           5.69           4.29           Duration

99:13     4.64           4.87           5.02           Yield
          9.06           5.70           4.29           Duration

99:17     4.62           4.85           4.99           Yield
          9.07           5.70           4.29           Duration

99:21     4.61           4.83           4.96           Yield
          9.07           5.70           4.29           Duration

99:25     4.59           4.81           4.94           Yield
          9.08           5.71           4.30           Duration

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

BEAR, STEARNS & Co. Inc.                                    May 29, 2002

                                   TMST-0202

TMST-0202 Class B3 (B-3 )          BBB SUB                p ( Moody: Aaa )
      Orig Bal2,287,100 Fac 1.00000 Coup 5.176 Mat / / Wac- 0.000( 0.000)
                               WAM- / (-22829)/ 0
     1.0000 x 1-yr TRES + 2.1710 Cap 11.0550 @ 8.8840 Floor 2.1710 @ 0.0000
                       DIRECTED CASHFLOW FROM GROUP ALL()

Price/Yield View Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date: 30-May-2002 Curve Type: Treas Act Curve Date: 29-May-2002
Tranche: B3 (B-3 )

          10% CPP        20% CPP        30% CPP        prepay
                                                       losses
          1.8400%        1.8400%        1.8400%        1M_LIB
          2.3800%        2.3800%        2.3800%        1YR_TRES
          2.1100%        2.1100%        2.1100%        6M_LIB
Price     2.6700%        2.6700%        2.6700%        1Y_LIB
          1.9100%        1.9100%        1.9100%        6M_CMT
          1.0000%        1.0000%        1.0000%        PUT_FLAG
          0.0000%        0.0000%        0.0000%        STEP_OVERRIDE
          13.04          7.28           5.17           Avg. Life
          06/02          06/02          06/02          1st Prin
          03/42          08/37          06/33          Last Prin

98: 9+    4.76           5.07           5.28           Yield
          9.02           5.67           4.27           Duration

98:13+    4.75           5.05           5.25           Yield
          9.02           5.67           4.27           Duration

98:17+    4.73           5.02           5.22           Yield
          9.03           5.67           4.27           Duration

98:21+    4.72           5.00           5.19           Yield
          9.03           5.68           4.28           Duration

98:25+    4.70           4.98           5.17           Yield
          9.04           5.68           4.28           Duration

98:29+    4.69           4.96           5.14           Yield
          9.04           5.68           4.28           Duration

99: 1+    4.68           4.93           5.11           Yield
          9.05           5.69           4.28           Duration

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                   EXHIBIT 1
          THORNBURG MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                               COLLATERAL SUMMARY

                        ORIGINATORS OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
                        Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Originator              Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

Affiliate Mortgage         -       $   -           - %          -          $      -          - %
Andover Bank               -           -           -            -                 -          -
Alpine Bank                -           -           -            -                 -          -
BancMortgage
  Financial Co.            64      26,138,051    24.99          4         1,245,099       0.63
Century Bank FSB           -           -           -            1           549,468       0.28
Charter Bank               -           -           -            2         1,042,749       0.53
Coastal Capital
  Corporation              -           -           -            1           297,641       0.15
Colonial National
  Mortgage                  1         311,000     0.30         23        11,792,200       6.00
Cornerstone Mortgage       -           -           -            1         1,247,633       0.64
Countrywide                12       6,043,805     5.78          -                 -          -
Eureka Bank                -           -           -            3         2,633,751       1.34
Fidelity & Co.             -           -           -            1           211,964       0.11
First Horizon Home
  Loan Corporation          4       2,414,008     2.31          7         2,547,369       1.30
First Ohio Mortgage
  Corporation               1       1,092,000     1.04          -                 -          -
First Republic Bank        -           -           -           16        14,385,152       7.32
First Western Mortgage
  Services                 -           -           -            4         2,392,300       1.22
Gateway Bank                1         997,500     0.95          -                 -          -
HSBC Mortgage
  Corporation              -           -           -          103        45,752,918      23.29
HomeStar Mortgage
  Services                  2       1,137,750     1.09          3           480,239       0.24
Lighthouse Community
  Bank                      6       2,131,549     2.04         10         5,102,669       2.60
Luxury Mortgage
  Corporation               1       1,430,000     1.37          -                 -          -
Metro-Citi Mortgage        28      18,142,703    17.34          5         2,371,800       1.21
Morgan Stanley Dean
  Witter Credit
  Corporation              -           -           -            -                 -          -
National City Mortgage      1         334,588     0.32          -                 -          -
New York Mortgage
  Company                   6       3,318,120     3.17          1           638,628       0.33
PCM Financial Services     -           -           -            1           239,280       0.12
Professional Mortgage
  Partners                 10       4,662,591     4.46          2         1,386,800       0.71
SIB Mortgage                4       3,851,250     3.68          3         1,769,516       0.90
SouthStar Funding, LLC      3         679,133     0.65          7         2,793,300       1.42
Southcoast Community
  Bank                     -           -           -           18         7,072,236       3.60
SouthTrust Mortgage        -           -           -            7         2,219,650       1.13
Staten Island Savings
  Bank                     -           -           -            -                 -          -
Summit Mortgage
  Corporation              -           -           -            1           786,117       0.40
Sun America Mortgage
  Corp.                     7       1,331,250     1.27          4           702,900       0.36
Sunshine Mortgage
  Corp.                    11       3,696,150     3.53          3         1,198,700       0.61
The Bank                    2         609,200     0.58          -                 -          -
The Klein Group, LLC       -           -           -            -                 -          -
Thornburg Mortgage
  Home, Inc.               58      16,553,622    15.82        103        32,240,045      16.41
Trident Mortgage
  Company                   5       3,903,417     3.73          -                 -          -
Wells Fargo Home
  Mortgage                 -           -           -          102        49,382,328      25.14
Wall Street Mortgage        2       3,430,000     3.28          2         2,820,000       1.44
Wieland Financial
  Services                  8       2,398,318     2.29          3         1,139,500       0.58
---------------------   -------- ------------  -----------  ---------    -----------  ------------
Total                     237   $ 104,606,005   100.00 %      441     $ 196,441,952     100.00 %
                        ============================  ============================= ==============

                                Group 3                                  Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
                        Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Originator              Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ----------  ------------  ------------

Affiliate Mortgage           1    $ 709,614       0.34 %        1         $ 709,614       0.14 %
Andover Bank                 1      254,816       0.12          1           254,816       0.05
Alpine Bank                  1    1,200,000       0.58          1         1,200,000       0.24
BancMortgage
  Financial Co.             13    5,035,816       2.43         81        32,418,967       6.38
Century Bank FSB             -            -          -          1           549,468       0.11
Charter Bank                 2      948,738       0.46          4         1,991,487       0.39
Coastal Capital
  Corporation                -            -          -          1           297,641       0.06
Colonial National
  Mortgage                  19   10,541,034       5.09         43        22,644,234       4.46
Cornerstone Mortgage         1      450,006       0.22          2         1,697,639       0.33
Countrywide                  -            -          -         12         6,043,805       1.19
Eureka Bank                  -            -          -          3         2,633,751       0.52
Fidelity & Co.               -            -          -          1           211,964       0.04
First Horizon Home
  Loan Corporation          10   10,086,678       4.87         21        15,048,055       2.96
First Ohio Mortgage
  Corporation                -            -          -          1         1,092,000       0.21
First Republic Bank         56   39,726,069      19.17         72        54,111,221      10.65
First Western Mortgage
  Services                   4    2,195,000       1.06          8         4,587,300       0.90
Gateway Bank                 2    5,441,645       2.63          3         6,439,145       1.27
HSBC Mortgage
  Corporation                -            -          -        103        45,752,918       9.00
HomeStar Mortgage
  Services                   -            -          -          5         1,617,989       0.32
Lighthouse Community
  Bank                      13    7,518,593       3.63         29        14,752,812       2.90
Luxury Mortgage
  Corporation                3    4,150,000       2.00          4         5,580,000       1.10
Metro-Citi Mortgage         15   10,015,572       4.83         48        30,530,075       6.01
Morgan Stanley Dean
  Witter Credit
  Corporation              243   69,483,633      33.54        243        69,483,633      13.67
National City Mortgage       -            -          -          1           334,588       0.07
New York Mortgage
  Company                    7    3,482,351       1.68         14         7,439,100       1.46
PCM Financial Services       -            -          -          1           239,280       0.05
Professional Mortgage
  Partners                   3    1,101,982       0.53         15         7,151,373       1.41
SIB Mortgage                 2    1,933,878       0.93          9         7,554,644       1.49
SouthStar Funding, LLC       1      650,000       0.31         11         4,122,433       0.81
Southcoast Community
  Bank                      11    4,676,755       2.26         29        11,748,990       2.31
SouthTrust Mortgage          -            -          -          7         2,219,650       0.44
Staten Island Savings
  Bank                       4    1,827,357       0.88          4         1,827,357       0.36
Summit Mortgage
  Corporation                -            -          -          1           786,117       0.15
Sun America Mortgage
  Corp.                      7    3,281,450       1.58         18         5,315,600       1.05
Sunshine Mortgage
  Corp.                      5    1,358,050       0.66         19         6,252,900       1.23
The Bank                     3    1,410,200       0.68          5         2,019,400       0.40
The Klein Group, LLC         5    5,100,487       2.46          5         5,100,487       1.00
Thornburg Mortgage
  Home, Inc.                34   12,867,930       6.21        195        61,661,598      12.13
Trident Mortgage
  Company                    -            -          -          5         3,903,417       0.77
Wells Fargo Home
  Mortgage                   -            -          -        102        49,382,328       9.72
Wall Street Mortgage         -            -          -          4         6,250,000       1.23
Wieland Financial
  Services                   5    1,734,250       0.84         16         5,272,068       1.04
---------------------   -------- ------------  -----------  ----------  ------------  ------------
Total                      471 $207,181,907     100.00 %    1,149     $ 508,229,864     100.00 %
                        ======== ============  ===========  ==========  ============  ============

The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

                                   EXHIBIT 1
          THORNBURG MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                               COLLATERAL SUMMARY

                           SERVICERS OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
                        Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Servicer                Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

Charter Bank                 -    $        -          - %       2        $ 1,042,749       0.53 %
Colonial National
  Mortgage                   1       311,000       0.30        23         11,792,200       6.00
Countrywide                 12     6,043,805       5.78         -          -                  -
First Republic Mortgage      -             -          -        16         14,385,152       7.32
Gateway Bank                 1       997,500       0.95         -                  -          -
HSBC Mortgage
  Corporation                -             -          -       103         45,752,918      23.29
Lighthouse Community
  Bank                       6     2,131,549       2.04        10          5,102,669       2.60
Morgan Stanley Dean
  Witter Credit
  Corporation                -             -          -         -                  -          -
Thornburg Mortgage
  Home Loans, Inc.         217    95,122,150      90.93       185         68,983,935      35.12
Wells Fargo Mortgage
  Corporation                -             -          -       102         49,382,328      25.14
                        -------- ------------  -----------  ---------    -----------  ------------
   Total                   237 $ 104,606,005     100.00 %     441      $ 196,441,952     100.00 %
                        ======== ============  ===========  =========    ===========  ============

                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
                        Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Servicer                Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

Charter Bank                 2   $   948,738      0.46 %         4      $ 1,991,487       0.39 %
Colonial National
  Mortgage                  19    10,541,034      5.09          43       22,644,234       4.46
Countrywide                  -          -          -            12        6,043,805       1.19
First Republic Mortgage     56    39,726,069     19.17          72       54,111,221      10.65
Gateway Bank                 2     5,441,645      2.63           3        6,439,145       1.27
HSBC Mortgage
  Corporation                -             -         -         103       45,752,918       9.00
Lighthouse Community
  Bank                      13     7,518,593      3.63          29       14,752,812       2.90
Morgan Stanley Dean
  Witter Credit
  Corporation              243    69,483,633     33.54         243       69,483,633      13.67
Thornburg Mortgage
  Home Loans, Inc.         136    73,522,194     35.49         538      237,628,280      46.76
Wells Fargo Mortgage
  Corporation                -             -         -         102       49,382,328       9.72
                        -------- ------------  -----------  ---------    -----------  ------------
   Total                   471  $207,181,907    100.00 %     1,149    $ 508,229,864     100.00 %
                        ======== ============  ===========  =========    ===========  ============


The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

                                   EXHIBIT 1
          THORNBURG MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                               COLLATERAL SUMMARY


             RATE ADJUSTMENT FREQUENCIES OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Rate Adjustment        Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Frequency               Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

Monthly                    182    $ 82,170,153     78.55 %       -        $        -          - %
Semi-Annual                 35      15,741,604     15.05         8         2,649,550       1.35
Annual                      20       6,694,248      6.40       433       193,792,402      98.65
                        -------- ------------  -----------  ---------    -----------  ------------
Total                      237   $ 104,606,005    100.00 %     441     $ 196,441,952     100.00 %
                        ======== ============  ===========  =========    ===========  ============


                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Rate Adjustment        Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Frequency               Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

Monthly                     -      $        -         - %       182     $ 82,170,153     16.17 %
Semi-Annual               245      74,326,381     35.87         288       92,717,535     18.24
Annual                    226     132,855,526     64.13         679      333,342,176     65.59
                        -------- ------------  -----------  ---------    -----------  ------------
Total                     471   $ 207,181,907    100.00 %     1,149    $ 508,229,864    100.00 %
                        ======== ============  ===========  =========    ===========  ============



                     FICO SCORES OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
                        Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Fico Scores             Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

     None                   1     $ 331,797       0.32 %       3       $ 1,359,616       0.69 %
   551 to 600                -             -          -         2           772,660       0.39
   601 to 650               21     3,749,550       3.58        12         5,033,811       2.56
   651 to 700               38    17,845,773      17.06        84        40,641,827      20.69
   701 to 750               76    35,515,808      33.95       151        68,229,269      34.73
   751 to 800               96    45,144,454      43.16       177        75,120,638      38.24
   801 to 850                5     2,018,623       1.93        12         5,284,132       2.69
                        -------- ------------  -----------  ---------    -----------  ------------
Total                      237  $104,606,005     100.00 %     441     $ 196,441,952     100.00 %
                        ======== ============  ===========  =========    ===========  ============

                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
                        Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Fico Scores             Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

     None                    1   $   164,000       0.08 %        5       $ 1,855,412      0.37 %
   551 to 600                1        76,761       0.04          3           849,421      0.17
   601 to 650               15     5,525,967       2.67         48        14,309,328      2.82
   651 to 700               90    37,223,644      17.97        212        95,711,244     18.83
   701 to 750              157    76,682,644      37.01        384       180,427,722     35.50
   751 to 800              187    76,408,047      36.88        460       196,673,139     38.70
   801 to 850               20    11,100,843       5.36         37        18,403,598      3.62
                        -------- ------------  -----------  ---------    -----------  ------------
Total                      471  $207,181,907     100.00 %    1,149     $ 508,229,864    100.00 %
                        ======== ============  ===========  =========    ===========  ============

Weighted average Fico score for Group 1 (per annum)     :     736
Weighted average Fico score for Group 2 (per annum)     :     733
Weighted average Fico score for Group 3 (per annum)     :     738
Weighted average Fico score for Total Group (per annum) :     736



                ORIGINATION CHANNELS OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
                        Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Origination Channel     Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

Correspondent             167    $ 82,008,577    78.40 %      130     $ 66,432,909     33.82 %
Retail                     58      16,553,622    15.82        103       32,240,045     16.41
Bulk Purchase              12       6,043,805     5.78        208       97,768,998     49.77
                        -------- ------------  -----------  ---------    -----------  ------------
Total                     237    $104,606,005   100.00 %      441    $ 196,441,952    100.00 %
                        ======== ============  ===========  =========    ===========  ============

                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
                        Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Origination Channel     Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

Correspondent              189   $ 122,748,170    59.25 %     486        $ 271,189,656    53.36 %
Retail                      34      12,867,930     6.21       195           61,661,598    12.13
Bulk Purchase              248      71,565,806    34.54       468          175,378,610    34.51
                        -------- ------------  -----------  ---------    -----------  ------------
Total                      471   $ 207,181,907   100.00 %   1,149        $ 508,229,864   100.00 %
                        ======== ============  ===========  =========    ===========  ============

The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

                                   EXHIBIT 1
          THORNBURG MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                               COLLATERAL SUMMARY

                INITIAL PERIODIC CAP OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Initial Periodic       Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Cap (%)                 Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

No Cap                    175    $ 79,471,376    75.97 %        5       $ 1,323,600       0.67 %
1.000                      35      15,741,604    15.05          -          -                 -
2.000                      20       6,694,248     6.40        205        95,135,247      48.43
4.000                       -               -        -        229        99,159,105      50.48
5.000                       7       2,698,777     2.58          2           824,000       0.42
6.000                       -               -        -          -                 -          -
                        -------- ------------  -----------  ---------    -----------  -----------
 Total                    237   $ 104,606,005   100.00 %      441     $ 196,441,952     100.00 %
                        ======== ============  ===========  =========    ===========  ===========

                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Initial Periodic       Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Cap (%)                 Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

No Cap                      6    $   6,919,254     3.34 %       186     $ 87,714,230     17.26 %
1.000                       -                -        -          35       15,741,604      3.10
2.000                       -                -        -         225      101,829,494     20.04
4.000                       -                -        -         229       99,159,105     19.51
5.000                     221      129,530,123    62.52         230      133,052,900     26.18
6.000                     244       70,732,531    34.14         244       70,732,531     13.92
                        -------- ------------  -----------  ---------    -----------  ------------
 Total                    471    $ 207,181,907   100.00 %     1,149    $ 508,229,864    100.00 %
                        ======== ============  ===========  =========    ===========  ============

Weighted average Initial Periodic Cap for Group 1 (per annum) :       1.696%
Weighted average Initial Periodic Cap for Group 2 (per annum) :       3.029%
Weighted average Initial Periodic Cap for Group 3 (per annum) :       5.353%
Weighted average Initial Periodic Cap for Total Group per annum) :    4.056%



               SUBSEQUENT PERIODIC CAP OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Subsequent Periodic    Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Cap (%)                 Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

No Cap                     174    $ 79,170,676    75.68 %      -        $           -         - %
1.000                       35      15,741,604    15.05        1              148,000      0.08
2.000                       20       6,694,248     6.40      439          195,702,952     99.62
4.000                        -               -        -        1              591,000      0.30
5.000                        8       2,999,477     2.87        -                    -         -
                        -------- ------------  -----------  ---------    -----------  ------------
 Total                     237   $ 104,606,005   100.00 %    441        $ 196,441,952    100.00 %
                        ======== ============  ===========  =========    ===========  ============

                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Subsequent Periodic    Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Cap (%)                 Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

No Cap                       -    $          -         - %      174     $  79,170,676     15.58 %
1.000                        -               -         -         36        15,889,604      3.13
2.000                      471     207,181,907    100.00        930       409,579,106     80.59
4.000                        -               -         -          1           591,000      0.12
5.000                        -               -         -          8         2,999,477      0.59
                        -------- ------------  -----------  ---------    -----------  ------------
 Total                     471   $ 207,181,907    100.00 %    1,149     $ 508,229,864    100.00 %
                        ======== ============  ===========  =========    ===========  ============

Weighted average Subsequent Periodic Cap for Group 1 (per annum) :        1.735%
Weighted average Subsequent Periodic Cap for Group 2 (per annum) :        2.005%
Weighted average Subsequent Periodic Cap for Group 3 (per annum) :        2.000%
Weighted average Subsequent Periodic Cap for Total Group (per annum) :    1.987%

The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

                                   EXHIBIT 1
          THORNBURG MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                               COLLATERAL SUMMARY

              NEXT RATE ADJUSTMENT DATE OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Next Rate              Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Adjustment Date         Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

June 1, 2002              182     $ 82,170,153    78.55 %         -     $          -           - %
July 1, 2002                1          825,000     0.79           -                -           -
August 1, 2002              5        1,578,892     1.51           -                -           -
September 1, 2002          10        5,308,851     5.08           -                -           -
October 1, 2002            13        4,989,661     4.77           -                -           -
November 1, 2002            6        3,039,200     2.91           -                -           -
January 1, 2003             1        1,243,815     1.19           -                -           -
February 1, 2003            1          360,000     0.34           -                -           -
March 1, 2003               3          889,000     0.85           -                -           -
April 1, 2003               9        2,537,633     2.43           -                -           -
May 1, 2003                 6        1,663,800     1.59           -                -           -
September 1, 2004           -                -        -           4        2,199,223        1.12
October 1, 2004             -                -        -          13        7,224,704        3.68
November 1, 2004            -                -        -          12        5,739,042        2.92
December 1, 2004            -                -        -          20        9,872,970        5.03
January 1, 2005             -                -        -          46       20,475,187       10.42
February 1, 2005            -                -        -         137       66,895,569       34.05
March 1, 2005               -                -        -          66       27,003,649       13.75
April 1, 2005               -                -        -         108       41,601,907       21.18
May 1, 2005                 -                -        -          35       15,429,700        7.85
June 1, 2005                -                -        -           -                -           -
July 1, 2005                -                -        -           -                -           -
July 1, 2006                -                -        -           -                -           -
September 1, 2006           -                -        -           -                -           -
October 1, 2006             -                -        -           -                -           -
November 1, 2006            -                -        -           -                -           -
December 1, 2006            -                -        -           -                -           -
January 1, 2007             -                -        -           -                -           -
February 1, 2007            -                -        -           -                -           -
March 1, 2007               -                -        -           -                -           -
April 1, 2007               -                -        -           -                -           -
May 1, 2007                 -                -        -           -                -           -
March 1, 2009               -                -        -           -                -           -
April 1, 2009               -                -        -           -                -           -
November 1, 2011            -                -        -           -                -           -
January 1, 2012             -                -        -           -                -           -
February 1, 2012            -                -        -           -                -           -
March 1, 2012               -                -        -           -                -           -
April 1, 2012               -                -        -           -                -           -
May 1, 2012                 -                -        -           -                -           -
                        -------- ------------  -----------  ---------    -----------  ------------
 Total                    237    $ 104,606,005   100.00 %       441    $ 196,441,952      100.00 %
                        ======== ============  ===========  =========    ===========  ============

                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Next Rate              Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Adjustment Date         Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

June 1, 2002                -    $         -          - %      182  $  82,170,153      16.17 %
July 1, 2002                -              -          -          1        825,000       0.16
August 1, 2002              -              -          -          5      1,578,892       0.31
September 1, 2002           -              -          -         10      5,308,851       1.04
October 1, 2002             -              -          -         13      4,989,661       0.98
November 1, 2002            -              -          -          6      3,039,200       0.60
January 1, 2003             -              -          -          1      1,243,815       0.24
February 1, 2003            -              -          -          1        360,000       0.07
March 1, 2003               -              -          -          3        889,000       0.17
April 1, 2003               -              -          -          9      2,537,633       0.50
May 1, 2003                 -              -          -          6      1,663,800       0.33
September 1, 2004           -              -          -          4      2,199,223       0.43
October 1, 2004             -              -          -         13      7,224,704       1.42
November 1, 2004            -              -          -         12      5,739,042       1.13
December 1, 2004            -              -          -         20      9,872,970       1.94
January 1, 2005             -              -          -         46     20,475,187       4.03
February 1, 2005            -              -          -        137     66,895,569      13.16
March 1, 2005               -              -          -         66     27,003,649       5.31
April 1, 2005               -              -          -        108     41,601,907       8.19
May 1, 2005                 2        981,294       0.47         37     16,410,994       3.23
June 1, 2005                1        541,741       0.26          1        541,741       0.11
July 1, 2005                1        304,322       0.15          1        304,322       0.06
July 1, 2006                1      1,000,000       0.48          1      1,000,000       0.20
September 1, 2006           1        995,000       0.48          1        995,000       0.20
October 1, 2006             5      1,610,184       0.78          5      1,610,184       0.32
November 1, 2006            2      1,747,047       0.84          2      1,747,047       0.34
December 1, 2006            7      6,837,493       3.30          7      6,837,493       1.35
January 1, 2007            20      8,937,706       4.31         20      8,937,706       1.76
February 1, 2007           37     12,419,809       5.99         37     12,419,809       2.44
March 1, 2007             264     97,483,277      47.05        264     97,483,277      19.18
April 1, 2007              83     47,198,657      22.78         83     47,198,657       9.29
May 1, 2007                32     16,049,100       7.75         32     16,049,100       3.16
March 1, 2009               1        440,220       0.21          1        440,220       0.09
April 1, 2009               1        787,500       0.38          1        787,500       0.15
November 1, 2011            1        975,000       0.47          1        975,000       0.19
January 1, 2012             1      1,900,000       0.92          1      1,900,000       0.37
February 1, 2012            2        561,167       0.27          2        561,167       0.11
March 1, 2012               4      3,084,145       1.49          4      3,084,145       0.61
April 1, 2012               4      3,079,447       1.49          4      3,079,447       0.61
May 1, 2012                 1        248,800       0.12          1        248,800       0.05
                        -------- ------------  -----------  ---------    -----------  ------------
 Total                    471  $ 207,181,907     100.00 %    1,149  $ 508,229,864     100.00 %
                        ======== ============  ===========  =========    ===========  ============


The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

                                   EXHIBIT 1
          THORNBURG MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                               COLLATERAL SUMMARY

                    GROSS MARGINS OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Range of Gross         Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Margins (%)             Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

  0.001 to 1.000            1    $   331,797       0.32 %      2        $    779,000       0.40 %
  1.001 to 1.500           84     38,658,981      36.96        -                   -          -
  1.501 to 2.000           65     22,090,995      21.12       95          40,502,606      20.62
  2.001 to 2.500           83     41,817,311      39.98      241         104,530,384      53.21
  2.501 to 3.000            4      1,706,921       1.63      103          50,629,961      25.77
                        -------- ------------  -----------  ---------    -----------  ------------
 Total                    237 $  104,606,005     100.00 %    441       $ 196,441,952     100.00 %
                        ======== ============  ===========  =========    ===========  ============

                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Range of Gross         Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Margins (%)             Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

  0.001 to 1.000           -     $          -        - %       3        $  1,110,797      0.22 %
  1.001 to 1.500           1          191,790     0.09        85          38,850,771      7.64
  1.501 to 2.000         347      128,827,509    62.18       507         191,421,110     37.66
  2.001 to 2.500         119       74,863,108    36.13       443         221,210,803     43.53
  2.501 to 3.000           4        3,299,500     1.59       111          55,636,382     10.95
                        -------- ------------  -----------  ---------    -----------  ------------
 Total                   471     $207,181,907   100.00 %   1,149        $508,229,864    100.00 %
                        ======== ============  ===========  =========    ===========  ============

Weighted average Gross Margin for Group I (per annum)   :            1.845%
Weighted average Gross Margin for Group II (per annum)  :            2.368%
Weighted average Gross Margin for Group III (per annum) :            2.149%
Weighted average Gross Margin for Total Group (per annum) :          2.171%




                       INDICES OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
                        Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Index                   Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

One-Month LIBOR           182     $ 82,170,153      78.55 %       -  $           -          - %
Six-Month LIBOR            34       15,509,404      14.83        10      3,473,550       1.77
Six-Month CMT               1          232,200       0.22         -              -          -
One-Year CMT                5        1,120,479       1.07       240    109,145,734      55.56
One-Year LIBOR             15        5,573,769       5.33       191     83,822,668      42.67
                        -------- ------------  -----------  ---------    -----------  ------------
 Total                    237    $ 104,606,005     100.00 %     441  $ 196,441,952     100.00 %
                        ======== ============  ===========  =========    ===========  ============

                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
                        Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Index                   Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

One-Month LIBOR             -    $           -          - %     182     $  82,170,153     16.17 %
Six-Month LIBOR           251       78,649,528      37.96       295        97,632,482     19.21
Six-Month CMT               -                -          -         1           232,200      0.05
One-Year CMT              123       74,580,378      36.00       368       184,846,592     36.37
One-Year LIBOR             97       53,952,001      26.04       303       143,348,437     28.21
                        -------- ------------  -----------  ---------    -----------  ------------
 Total                    471    $ 207,181,907     100.00 %   1,149     $ 508,229,864    100.00 %
                        ======== ============  ===========  =========    ===========  ============


The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

                                   EXHIBIT 1
          THORNBURG MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                               COLLATERAL SUMMARY

                    MAXIMUM RATES OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Range of Maximum       Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Rate (%)                Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

 8.001 to 8.500             2    $    538,850      0.52 %      -       $            -        - %
 8.501 to 9.000             1         609,000      0.58        -                    -        -
 9.001 to 9.500             4       2,435,686      2.33        4            3,522,733     1.79
 9.501 to 10.000            7       1,449,931      1.39       38           10,810,694     5.50
10.001 to 10.500            9       2,138,917      2.04       98           40,638,123    20.69
10.501 to 11.000           74      32,262,323     30.84      113           53,213,379    27.09
11.001 to 11.500            1         311,000      0.30       77           35,584,464    18.11
11.501 to 12.000           80      32,299,714     30.88       89           42,842,002    21.81
12.001 to 12.500            -               -         -       20            8,766,088     4.46
12.501 to 13.000           57      31,856,035     30.45        2            1,064,469     0.54
15.001 to 15.500            1         120,000      0.11        -                   -         -
16.001 to 16.500            1         584,549      0.56        -                   -         -
                        -------- ------------  -----------  ---------    -----------  ------------
Total                     237   $ 104,606,005    100.00 %    441       $ 196,441,952    100.00 %
                        ======== ============  ===========  =========    ===========  ============

                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Range of Maximum       Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Rate (%)                Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

 8.001 to 8.500               -  $           -         - %      2      $ 538,850         0.11 %
 8.501 to 9.000               -              -         -        1        609,000         0.12
 9.001 to 9.500               -              -         -        8      5,958,419         1.17
 9.501 to 10.000              1      1,250,000      0.60       46     13,510,625         2.66
10.001 to 10.500              6      1,776,875      0.86      113     44,553,915         8.77
10.501 to 11.000             63     37,577,943     18.14      250    123,053,645        24.21
11.001 to 11.500            141     77,828,308     37.57      219    113,723,772        22.38
11.501 to 12.000            127     46,938,048     22.66      296    122,079,763        24.02
12.001 to 12.500            129     36,206,289     17.48      149     44,972,377         8.85
12.501 to 13.000              4      5,604,443      2.71       63     38,524,948         7.58
15.001 to 15.500              -              -         -        1        120,000         0.02
16.001 to 16.500              -              -         -        1        584,549         0.12
                        -------- ------------  -----------  ---------    -----------  ------------
Total                       471  $ 207,181,907    100.00 %  1,149  $ 508,229,864       100.00 %
                        ======== ============  ===========  =========    ===========  ============

Weighted average Maximum Rate for Group 1 (per annum) :          11.780%
Weighted average Maximum Rate for Group 2 (per annum) :          11.021%
Weighted average Maximum Rate for Group 3 (per annum) :          11.531%
Weighted average Maximum Rate for Total Group (per annum):       11.385%



                    MINIMUM RATES OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Range of Minimum       Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Rate (%)                Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

 0.001 to 1.000             1   $    331,797      0.32 %       2       $    779,000       0.40 %
 1.001 to 1.500            25      9,920,582      9.48         -                  -          -
 1.501 to 2.000            50     16,426,161     15.70        94         39,952,606      20.34
 2.001 to 2.500            72     38,951,080     37.24       240        104,235,210      53.06
 2.501 to 3.000            75     32,807,743     31.36       103         50,629,961      25.77
 3.001 to 3.500            12      5,510,641      5.27         2            845,174       0.43
 3.501 to 4.000             1        208,000      0.20         -                  -          -
 4.501 to 5.000             1        450,000      0.43         -                  -          -
 6.501 to 7.000             -              -         -         -                  -          -
                        -------- ------------  -----------  ---------    -----------  ------------
Total                     237  $ 104,606,005    100.00 %     441      $ 196,441,952     100.00 %
                        ======== ============  ===========  =========    ===========  ============

                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Range of Minimum       Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Rate (%)                Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

 0.001 to 1.000             -    $          -         - %       3       $ 1,110,797      0.22 %
 1.001 to 1.500             -               -         -        25         9,920,582      1.95
 1.501 to 2.000           348     127,961,378     61.76       492       184,340,146     36.27
 2.001 to 2.500           112      72,042,928     34.77       424       215,229,218     42.35
 2.501 to 3.000             4       3,299,500      1.59       182        86,737,204     17.07
 3.001 to 3.500             -               -         -        14         6,355,816      1.25
 3.501 to 4.000             5       2,939,212      1.42         6         3,147,212      0.62
 4.501 to 5.000             1         498,669      0.24         2           948,669      0.19
 6.501 to 7.000             1         440,220      0.21         1           440,220      0.09
                        -------- ------------  -----------  ---------    -----------  ------------
Total                     471   $ 207,181,907    100.00 %   1,149     $ 508,229,864    100.00 %
                        ======== ============  ===========  =========    ===========  ============

Weighted average Minimum Rate for Group 1 (per annum) :          2.366%
Weighted average Minimum Rate for Group 2 (per annum) :          2.374%
Weighted average Minimum Rate for Group 3 (per annum) :          2.194%
Weighted average Minimum Rate for Total Group (per annum):       2.299%



The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

                                   EXHIBIT 1
          THORNBURG MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                               COLLATERAL SUMMARY


                  OCCUPANCY STATUS OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
                        Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Occupancy Status        Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

Primary Home              202     $ 94,166,799    90.02 %     403       $ 178,516,703    90.88 %
Second Home                13        7,420,522     7.09        25          14,842,846     7.56
Investment                 22        3,018,684     2.89        13           3,082,403     1.57
                        -------- ------------  -----------  ---------    -----------  ------------
 Total                    237    $ 104,606,005   100.00 %     441       $ 196,441,952   100.00 %
                        ======== ============  ===========  =========    ===========  ============

                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
                        Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Occupancy Status        Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

Primary Home              395     $ 178,179,430    86.00 %   1,000      $ 450,862,932     88.71 %
Second Home                53        24,190,836    11.68        91         46,454,204      9.14
Investment                 23         4,811,640     2.32        58         10,912,727      2.15
                        -------- ------------  -----------  ---------    -----------  ------------
 Total                    471     $ 207,181,907   100.00 %   1,149      $ 508,229,864    100.00 %
                        ======== ============  ===========  =========    ===========  ============



                  ORIGINAL PREPAYMENT PENALTY TERM OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Original Prepayment    Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Penalty Term (Months)   Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

None                      161     $ 68,050,568       65.05 %    432     $ 189,624,800     96.53 %
12                         75       35,956,062       34.37        1           239,280      0.12
36                          1          599,375        0.57        8         6,577,872      3.35
60                          -                -           -        -                 -         -
                        -------- ------------  -----------  ---------    -----------  ------------
 Total                    237    $ 104,606,005      100.00 %    441     $ 196,441,952    100.00 %
                        ======== ============  ===========  =========    ===========  ============

                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Original Prepayment    Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Penalty Term (Months)   Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

None                       423    $ 169,607,692    81.86 %   1,016     $ 427,283,061     84.07 %
12                           6        6,789,346     3.28        82        42,984,688      8.46
36                          32       21,745,685    10.50        41        28,922,931      5.69
60                          10        9,039,184     4.36        10         9,039,184      1.78
                        -------- ------------  -----------  ---------    -----------  ------------
 Total                     471    $ 207,181,907   100.00 %   1,149     $ 508,229,864    100.00 %
                        ======== ============  ===========  =========    ===========  ============

The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

                                   EXHIBIT 1
          THORNBURG MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                               COLLATERAL SUMMARY

                   PROPERTY TYPE OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
                        Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Property Type           Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

Single Family            126      $ 60,719,420    58.05 %     307      $ 144,767,258     73.69 %
PUD Detached              77        33,229,296    31.77        84         32,604,032     16.60
PUD Attached              19         1,901,889     1.82         8          1,901,376      0.97
Cooperative                2         2,300,000     2.20         3          2,237,500      1.14
Condominium               12         5,788,400     5.53        32         11,566,582      5.89
Two-to-Four Family         1           667,000     0.64         7          3,365,204      1.71
                        -------- ------------  -----------  ---------    -----------  ------------
Total                    237     $ 104,606,005   100.00 %     441      $ 196,441,952    100.00 %
                        ======== ============  ===========  =========    ===========  ============

                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
                        Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Property Type           Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

Single Family             283     $ 124,943,141    60.31 %     716      $ 330,429,819     65.02 %
PUD Detached              106        52,682,977    25.43       267        118,516,305     23.32
PUD Attached                4         1,134,141     0.55        31          4,937,405      0.97
Cooperative                14         6,514,839     3.14        19         11,052,339      2.17
Condominium                55        18,047,973     8.71        99         35,402,955      6.97
Two-to-Four Family          9         3,858,836     1.86        17          7,891,040      1.55
                        -------- ------------  -----------  ---------    -----------  ------------
Total                     471     $ 207,181,907   100.00 %   1,149      $ 508,229,864    100.00 %
                        ======== ============  ===========  =========    ===========  ============



                   LOAN PURPOSE OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
                        Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Loan Purpose            Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

Rate/Term Refinance      110      $ 51,344,335    49.08 %      245     $ 108,831,690     55.40 %
Purchase                  69        29,169,430    27.89        103        50,235,818     25.57
Cash Out Refinance        58        24,092,241    23.03         93        37,374,444     19.03
                        -------- ------------  -----------  ---------    -----------  ------------
Total                    237     $ 104,606,005   100.00 %      441     $ 196,441,952    100.00 %
                        ======== ============  ===========  =========    ===========  ============


                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
                        Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Loan Purpose            Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

Rate/Term Refinance       206      $ 95,060,386   45.88 %     561      $ 255,236,411     50.22 %
Purchase                  105        48,622,962   23.47       277        128,028,209     25.19
Cash Out Refinance        160        63,498,559   30.65       311        124,965,244     24.59
                        -------- ------------  -----------  ---------    -----------  ------------
Total                     471     $ 207,181,907  100.00 %   1,149      $ 508,229,864    100.00 %
                        ======== ============  ===========  =========    ===========  ============



                   LOAN DOCUMENTATION OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
                        Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Loan Documentation      Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

Full Documentation         221    $ 94,425,355    90.27 %     423      $ 187,701,842     95.55 %
Alternate Documentation      -               -        -         -                  -         -
Stated Income
  Documentation             13       8,203,150     7.84        14          6,831,220      3.48
No Ratio Documentation       3       1,977,500     1.89         4          1,908,890      0.97
                        -------- ------------  -----------  ---------    -----------  ------------
Total                      237   $ 104,606,005   100.00 %     441      $ 196,441,952    100.00 %
                        ======== ============  ===========  =========    ===========  ============

                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
                        Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Loan Documentation      Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

Full Documentation         316   $ 161,402,737     77.90 %    960      $ 443,529,935     87.27 %
Alternate Documentation    135      36,047,019     17.40      135         36,047,019      7.09
Stated Income
  Documentation             12       5,939,172      2.87       39         20,973,542      4.13
No Ratio Documentation       8       3,792,979      1.83       15          7,679,368      1.51
                        -------- ------------  -----------  ---------    -----------  ------------
Total                      471   $ 207,181,907    100.00 %  1,149      $ 508,229,864    100.00 %
                        ======== ============  ===========  =========    ===========  ============


The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

                                   EXHIBIT 1
          THORNBURG MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                               COLLATERAL SUMMARY

              GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Geography              Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Distribution            Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

Alaska                     -     $           -         - %      1  $         486,325      0.25 %
Alabama                    2           609,200      0.58        1            406,000      0.21
Arkansas                   1           140,000      0.13        -                  -         -
Arizona                    4         1,972,677      1.89        2            680,663      0.35
California                43        27,995,818     26.76      176         93,602,839     47.65
Colorado                   2           818,500      0.78       16          7,541,222      3.84
Connecticut                3         2,111,250      2.02       11          5,367,578      2.73
District of
  Columbia                 -                 -         -        1            280,000      0.14
Delaware                   2           587,000      0.56        -                  -         -
Florida                   13         6,973,298      6.67        9          2,992,452      1.52
Georgia                   87        30,091,719     28.77       36         10,089,626      5.14
Hawaii                     -                 -         -        -                  -         -
Iowa                       -                 -         -        1            274,000      0.14
Idaho                      1            80,000      0.08        2            812,367      0.41
Illinois                  12         5,185,191      4.96       18          8,430,854      4.29
Indiana                    -                 -         -        -                  -         -
Kansas                     -                 -         -        4            671,593      0.34
Kentucky                   -                 -         -        1            298,676      0.15
Maine                      3         2,912,436      2.78       28          9,910,826      5.05
Maryland                   1           170,000      0.16        1             93,200      0.05
Massachusetts              1           300,700      0.29        2            629,750      0.32
Michigan                   1           890,000      0.85       30         10,229,056      5.21
Minnesota                  1           274,621      0.26        4            922,594      0.47
Missouri                   1           235,817      0.23        -                  -         -
Mississippi                1           656,000      0.63        -                  -         -
Montana                    -                 -         -        1            520,933      0.27
North Carolina             5         2,195,000      2.10       15          4,804,653      2.45
North Dakota               -                 -         -        -                  -         -
New Hampshire              -                 -         -        -                  -         -
New Jersey                 1         1,000,000      0.96        5          3,291,300      1.68
New Mexico                21         3,088,008      2.95        9          4,733,149      2.41
Nevada                     -                 -         -        -                  -         -
New York                   8         6,748,120      6.45        4          3,320,340      1.69
Ohio                       2         1,192,596      1.14        2            670,214      0.34
Oklahoma                   -                 -         -        -                  -         -
Oregon                     -                 -         -        4          1,070,227      0.54
Pennsylvania               4         2,903,417      2.78        1            556,903      0.28
South Carolina             8         2,499,276      2.39       30         11,971,697      6.09
Tennessee                  1           525,108      0.50        4          1,459,555      0.74
Texas                      4         1,036,256      0.99       12          5,643,488      2.87
Utah                       1           427,866      0.41        -                  -         -
Virginia                   1           693,700      0.66        4          2,003,514      1.02
Vermont                    -                 -         -        1            228,538      0.12
Washington                 -                 -         -        3          1,303,077      0.66
Wisconsin                  1           122,132      0.12        2          1,144,742      0.58
West Virginia              -                 -         -        -                  -         -
Wyoming                    1           170,300      0.16        -                  -         -

                        -------- ------------  -----------  ---------    -----------  ------------
 Total                   237     $ 104,606,005    100.00 %    441      $ 196,441,952    100.00 %
                        ======== ============  ===========  =========    ===========  ============

                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Geography              Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Distribution            Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

Alaska                     1  $        198,500      0.10 %     2  $          684,825      0.13 %
Alabama                    7         2,981,154      1.44      10           3,996,354      0.79
Arkansas                   1           355,500      0.17       2             495,500      0.10
Arizona                    9         3,268,792      1.58      15           5,922,132      1.17
California               136        77,945,852     37.62     355         199,544,509     39.26
Colorado                  27        16,525,616      7.98      45          24,885,338      4.90
Connecticut               13         7,099,106      3.43      27          14,577,934      2.87
District of
  Columbia                 2         1,441,478      0.70       3           1,721,478      0.34
Delaware                   3         1,402,636      0.68       5           1,989,636      0.39
Florida                   29         6,160,304      2.97      51          16,126,054      3.17
Georgia                   33        10,583,266      5.11     156          50,764,611      9.99
Hawaii                     6         2,474,006      1.19       6           2,474,006      0.49
Iowa                       -                 -         -       1             274,000      0.05
Idaho                      1           141,099      0.07       4           1,033,467      0.20
Illinois                  13         4,003,248      1.93      43          17,619,293      3.47
Indiana                    6         2,087,637      1.01       6           2,087,637      0.41
Kansas                     -                 -         -       4             671,593      0.13
Kentucky                   2           219,789      0.11       3             518,465      0.10
Maine                     14         4,455,840      2.15      45          17,279,102      3.40
Maryland                   2           988,450      0.48       4           1,251,650      0.25
Massachusetts              -                 -         -       3             930,450      0.18
Michigan                   3           815,200      0.39      34          11,934,256      2.35
Minnesota                  4           949,381      0.46       9           2,146,595      0.42
Missouri                   1           132,000      0.06       2             367,817      0.07
Mississippi                -                 -         -       1             656,000      0.13
Montana                    1           139,900      0.07       2             660,833      0.13
North Carolina             5         1,626,327      0.78      25           8,625,979      1.70
North Dakota               2           140,000      0.07       2             140,000      0.03
New Hampshire              3         1,240,500      0.60       3           1,240,500      0.24
New Jersey                15         5,508,744      2.66      21           9,800,044      1.93
New Mexico                11         3,379,973      1.63      41          11,201,129      2.20
Nevada                     8         2,093,000      1.01       8           2,093,000      0.41
New York                  27        12,372,809      5.97      39          22,441,269      4.42
Ohio                       8         1,164,053      0.56      12           3,026,863      0.60
Oklahoma                   1            42,501      0.02       1              42,501      0.01
Oregon                     8         2,505,517      1.21      12           3,575,744      0.70
Pennsylvania               9         2,722,984      1.31      14           6,183,304      1.22
South Carolina            21        11,235,852      5.42      59          25,706,825      5.06
Tennessee                  6         3,146,400      1.52      11           5,131,063      1.01
Texas                     14         7,748,643      3.74      30          14,428,387      2.84
Utah                       2           549,432      0.27       3             977,298      0.19
Virginia                   8         3,590,224      1.73      13           6,287,438      1.24
Vermont                    1           122,378      0.06       2             350,916      0.07
Washington                 5         2,355,454      1.14       8           3,658,531      0.72
Wisconsin                  1           646,000      0.31       4           1,912,873      0.38
West Virginia              2           622,361      0.30       2             622,361      0.12
Wyoming                    -                 -         -       1             170,300      0.03
                        -------- ------------  -----------  ---------    -----------  ------------
 Total                   471     $ 207,181,907    100.00 % 1,149       $ 508,229,864    100.00 %
                        ======== ============  ===========  =========    ===========  ============


The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

                                   EXHIBIT 1
          THORNBURG MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                               COLLATERAL SUMMARY

            ORIGINAL TERMS TO STATED MATURITY OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
 Range of Original         of      as of         as of         of          as of        as of
 Maturities             Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 (months)                Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

  121 to 180               -     $           -        - %       1          $ 737,428      0.38 %
  181 to 240               -                 -        -         1            323,902      0.16
  241 to 360             231       101,014,107    96.57       428        189,006,694     96.22
  421 to 480               6         3,591,898     3.43        11          6,373,927      3.24
                        -------- ------------  -----------  ---------    -----------  ------------
Total                    237     $ 104,606,005   100.00 %     441      $ 196,441,952    100.00 %
                        ======== ============  ===========  =========    ===========  ============

                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
 Range of Original         of      as of         as of         of          as of        as of
 Maturities             Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 (months)                Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

  121 to 180               1    $      493,277     0.24 %        2     $   1,230,705      0.24 %
  181 to 240               -                 -        -          1           323,902      0.06
  241 to 360             460       200,633,383    96.84      1,119       490,654,184     96.54
  421 to 480              10         6,055,247     2.92         27        16,021,072      3.15
                        -------- ------------  -----------  ---------    -----------  ------------
Total                    471     $ 207,181,907   100.00 %    1,149     $ 508,229,864    100.00 %
                        ======== ============  ===========  =========    ===========  ============

Weighted average Original Terms to Stated Maturity for Group 1 :          363
Weighted average Original Terms to Stated Maturity for Group 2 :          363
Weighted average Original Terms to Stated Maturity for Group 3 :          363
Weighted average Original Terms to Stated Maturity for Total Group :      363


            REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
 Range of                  of      as of         as of         of          as of        as of
 Remaining Maturities   Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 (months)                Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

  121 to 180               -     $           -          - %       2     $    741,121      0.38 %
  181 to 240               -                 -          -         1          323,902      0.16
  241 to 300               4         1,142,333       1.09         1          347,490      0.18
  301 to 360             227        99,871,774      95.47       428      190,269,262     96.86
  421 to 480               6         3,591,898       3.43         9        4,760,176      2.42
                        -------- ------------  -----------  ---------    -----------  ------------
Total                    237     $ 104,606,005     100.00 %     441    $ 196,441,952    100.00 %
                        ======== ============  ===========  =========    ===========  ============

                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
 Range of                  of      as of         as of         of          as of        as of
 Remaining Maturities   Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 (months)                Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

  121 to 180               1     $     493,277       0.24 %       3    $   1,234,399      0.24 %
  181 to 240               -                 -          -         1          323,902      0.06
  241 to 300               -                 -          -         5        1,489,823      0.29
  301 to 360             460       200,633,383      96.84     1,115      490,774,419     96.57
  421 to 480              10         6,055,247       2.92        25       14,407,321      2.83
                        -------- ------------  -----------  ---------    -----------  ------------
Total                    471     $ 207,181,907     100.00 %   1,149    $ 508,229,864    100.00 %
                        ======== ============  ===========  =========    ===========  ============

Weighted average Remaining Terms to Stated Maturity for Group 1 :          362
Weighted average Remaining Terms to Stated Maturity for Group 2 :          359
Weighted average Remaining Terms to Stated Maturity for Group 3 :          361
Weighted average Remaining Terms to Stated Maturity for Total Group :      360


The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

                                   EXHIBIT 1
          THORNBURG MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                               COLLATERAL SUMMARY

            ORIGINAL EFFECTIVE LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
 Range of Original         of      as of         as of         of          as of        as of
 Effective Loan-to-     Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Value Ratios(%)         Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

 0.00 to  5.00              -    $           -         - %      2        $ 3,071,116       1.48 %
10.01 to 15.00              -                -         -        -                  -          -
15.01 to 20.00              3          974,820      0.93        2            634,842       0.32
20.01 to 25.00              -                -         -        6          5,191,932       2.64
25.01 to 30.00              2          730,000      0.70        5          2,160,228       1.10
30.01 to 35.00              3        3,222,500      3.08        7          2,729,698       1.39
35.01 to 40.00              3        1,114,200      1.07       13          5,779,914       2.94
40.01 to 45.00              8        6,030,442      5.76       16          8,076,111       4.11
45.01 to 50.00              9        4,790,121      4.58       27         12,793,693       6.51
50.01 to 55.00             10        5,428,919      5.19       36         14,896,410       7.58
55.01 to 60.00             29       10,730,319     10.26       31         14,420,218       7.34
60.01 to 65.00             25       15,268,528     14.60       32         16,626,311       8.46
65.01 to 70.00             25       11,979,445     11.45       45         25,141,491      12.80
70.01 to 75.00             39       17,238,757     16.48       65         28,460,821      14.49
75.01 to 80.00             64       22,866,651     21.86      133         53,944,063      27.46
80.01 to 85.00              2          564,352      0.54        6          1,284,848       0.65
85.01 to 90.00             12        2,986,302      2.85       11          2,882,660       1.47
90.01 to 95.00              3          680,650      0.65        6          1,418,712       0.72
                        -------- ------------  -----------  ---------    -----------  ------------
 Total                    237    $ 104,606,005    100.00 %    441      $ 196,441,952     100.00 %
                        ======== ============  ===========  =========    ===========  ============

                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
 Range of Original         of      as of         as of         of          as of        as of
 Effective Loan-to-     Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Value Ratios(%)         Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

 0.00 to  5.00              2    $ 3,071,116       0.60 %       2       $    475,000       0.09 %
10.01 to 15.00              1        475,000       0.23         1          3,041,242       0.60
15.01 to 20.00              6      1,431,581       0.69        11          6,783,731       1.33
20.01 to 25.00              6      1,591,800       0.77        12          9,122,667       1.79
25.01 to 30.00             12      6,232,439       3.01        19         15,300,934       3.01
30.01 to 35.00             13      9,348,736       4.51        23         18,853,902       3.71
35.01 to 40.00             20     11,959,788       5.77        36         20,387,147       4.01
40.01 to 45.00             15      6,280,594       3.03        39         25,102,323       4.94
45.01 to 50.00             18      7,687,009       3.71        54         36,587,784       7.20
50.01 to 55.00             26     14,262,455       6.88        72         46,229,564       9.10
55.01 to 60.00             40     22,299,993      10.76       100         46,501,516       9.15
60.01 to 65.00             38     13,535,561       6.53        95         68,516,618      13.48
65.01 to 70.00             83     40,502,910      19.55       153         65,247,336      12.84
70.01 to 75.00             49     19,847,009       9.58       153        125,079,775      24.61
75.01 to 80.00            138     47,865,561      23.10       335          2,174,201       0.43
80.01 to 85.00              -              -          -         8          6,872,824       1.35
85.01 to 90.00              1        279,000       0.13        24          3,801,294       0.75
90.01 to 95.00              3        511,356       0.25        12          8,152,006       1.60
                        -------- ------------  -----------  ---------    -----------  ------------
 Total                    471  $ 207,181,907     100.00 %   1,149      $ 508,229,864     100.00 %
                        ======== ============  ===========  =========    ===========  ============

Weighted average Original Effective Loan-to-Value for Group I :            65.09%
Weighted average Original Effective Loan-to-Value for Group II :           64.58%
Weighted average Original Effective Loan-to-Value for Group III :          61.97%
Weighted average Original Effective Loan-to-Value for Total Group :        63.63%



The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

                                   EXHIBIT 1
          THORNBURG MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                               COLLATERAL SUMMARY

           ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
 Range of Original         of      as of         as of         of          as of        as of
 Loan-to-Value          Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Ratios(%)               Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

10.01 to 15.00             -     $           -         - %        -    $           -         - %
15.01 to 20.00             3           974,820      0.93          2          634,842      0.32
20.01 to 25.00             -                 -         -          6        5,191,932      2.64
25.01 to 30.00             2           730,000      0.70          5        2,160,228      1.10
30.01 to 35.00             3         3,222,500      3.08          7        2,729,698      1.39
35.01 to 40.00             3         1,114,200      1.07         13        5,779,914      2.94
40.01 to 45.00             8         6,030,442      5.76         16        8,076,111      4.11
45.01 to 50.00             9         4,790,121      4.58         27       12,793,693      6.51
50.01 to 55.00            10         5,428,919      5.19         36       14,896,410      7.58
55.01 to 60.00            29        10,730,319     10.26         31       14,420,218      7.34
60.01 to 65.00            25        15,268,528     14.60         32       16,626,311      8.46
65.01 to 70.00            25        11,979,445     11.45         45       25,141,491     12.80
70.01 to 75.00            39        17,238,757     16.48         65       28,460,821     14.49
75.01 to 80.00            63        22,541,651     21.55        133       53,944,063     27.46
80.01 to 85.00             3           889,352      0.85          6        1,284,848      0.65
85.01 to 90.00            12         2,986,302      2.85         11        2,882,660      1.47
90.01 to 95.00             3           680,650      0.65          6        1,418,712      0.72
95.01 to 100.00            -                 -         -          -                -         -
                        -------- ------------  -----------  ---------    -----------  ------------
Total                    237     $ 104,606,005    100.00 %      441    $ 196,441,952    100.00 %
                        ======== ============  ===========  =========    ===========  ============

                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
 Range of Original         of      as of         as of         of          as of        as of
 Loan-to-Value          Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Ratios(%)               Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

10.01 to 15.00               1   $     475,000      0.23 %       1     $     475,000       0.09 %
15.01 to 20.00               6       1,431,581      0.69        11         3,041,242       0.60
20.01 to 25.00               6       1,591,800      0.77        12         6,783,731       1.33
25.01 to 30.00              12       6,232,439      3.01        19         9,122,667       1.79
30.01 to 35.00              13       9,348,736      4.51        23        15,300,934       3.01
35.01 to 40.00              20      11,959,788      5.77        36        18,853,902       3.71
40.01 to 45.00              15       6,280,594      3.03        39        20,387,147       4.01
45.01 to 50.00              17       7,518,509      3.63        53        25,102,323       4.94
50.01 to 55.00              27      16,262,455      7.85        73        36,587,784       7.20
55.01 to 60.00              36      21,079,027     10.17        96        46,229,564       9.10
60.01 to 65.00              39      14,606,676      7.05        96        46,501,516       9.15
65.01 to 70.00              52      31,395,682     15.15       122        68,516,618      13.48
70.01 to 75.00              48      19,547,759      9.44       152        65,247,336      12.84
75.01 to 80.00             140      48,594,061     23.45       336       125,079,775      24.61
80.01 to 85.00               -               -         -         9         2,174,201       0.43
85.01 to 90.00               5       1,003,862      0.48        28         6,872,824       1.35
90.01 to 95.00               7       1,701,932      0.82        16         3,801,294       0.75
95.01 to 100.00             27       8,152,006      3.93        27         8,152,006       1.60
                        -------- ------------  -----------  ---------    -----------  ------------
Total                      471   $ 207,181,907    100.00 %   1,149     $ 508,229,864     100.00 %
                        ======== ============  ===========  =========    ===========  ============


Weighted average Original Loan-to-Value for Group 1 :                 65.11%
Weighted average Original Loan-to-Value for Group 2 :                 64.58%
Weighted average Original Loan-to-Value for Group 3 :                 63.37%
Weighted average Original Loan-to-Value for Total Group :             64.19%

                                   EXHIBIT 1
          THORNBURG MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                               COLLATERAL SUMMARY

                   MORTGAGE RATES OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Range of Mortgage      Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Rate (%)                Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

   2.501 to 3.000          3     $  1,361,820      1.30 %       -      $           -          - %
   3.001 to 3.500         99       48,547,397      46.41        -                  -          -
   3.501 to 4.000         84       30,626,539      29.28        1            370,853       0.19
   4.001 to 4.500         38       18,377,903      17.57        4          2,703,862       1.38
   4.501 to 5.000         12        5,381,347       5.14       43         13,489,474       6.87
   5.001 to 5.500          1          311,000       0.30      107         46,087,638      23.46
   5.501 to 6.000          -                -          -      189         90,128,298      45.88
   6.001 to 6.500          -                -          -       84         37,421,658      19.05
   6.501 to 7.000          -                -          -       13          6,240,168       3.18
   7.001 to 7.500          -                -          -        -                  -          -
                        -------- ------------  -----------  ---------    -----------  ------------
 Total                   237    $ 104,606,005     100.00 %    441      $ 196,441,952     100.00 %
                        ======== ============  ===========  =========    ===========  ============


                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Range of Mortgage      Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Rate (%)                Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

   2.501 to 3.000          -     $           -         - %       3     $   1,361,820       0.27 %
   3.001 to 3.500          -                 -         -        99        48,547,397       9.55
   3.501 to 4.000          -                 -         -        85        30,997,392       6.10
   4.001 to 4.500          -                 -         -        42        21,081,765       4.15
   4.501 to 5.000          1         1,250,000      0.60        56        20,120,821       3.96
   5.001 to 5.500         28         8,931,746      4.31       136        55,330,384      10.89
   5.501 to 6.000        155        65,752,256     31.74       344       155,880,555      30.67
   6.001 to 6.500        248       105,856,877     51.09       332       143,278,535      28.19
   6.501 to 7.000         37        23,176,388     11.19        50        29,416,557       5.79
   7.001 to 7.500          2         2,214,639      1.07         2         2,214,639       0.44
                        -------- ------------  -----------  ---------    -----------  ------------
 Total                   471     $ 207,181,907    100.00 %   1,149     $ 508,229,864     100.00 %
                        ======== ============  ===========  =========    ===========  ============


Weighted average Mortgage Rate for Group 1 (per annum) :              3.766%
Weighted average Mortgage Rate for Group 2 (per annum) :              5.737%
Weighted average Mortgage Rate for Group 3 (per annum) :              6.166%
Weighted average Mortgage Rate for Total Group (per annum) :          5.506%
:

The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

                                   EXHIBIT 1
          THORNBURG MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                               COLLATERAL SUMMARY

     CUT-OFF DATE SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOAN GROUPS

                               Group 1                                   Group 2

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Range of Scheduled     Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Principal Balances($)   Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

        1 to  100,000      18    $     993,821       0.95 %      13    $     971,880       0.49 %
  100,001 to  200,000      29        4,292,261       4.10        55        8,641,108       4.40
  200,001 to  300,000      43       10,957,259      10.47        50       12,647,758       6.44
  300,001 to  400,000      43       14,804,440      14.15       108       38,376,933      19.54
  400,001 to  500,000      24       10,826,773      10.35        80       36,151,217      18.40
  500,001 to  600,000      28       15,540,739      14.86        49       26,720,603      13.60
  600,001 to  700,000      18       11,577,441      11.07        37       23,871,827      12.15
  700,001 to  800,000       9        6,958,590       6.65        17       12,853,029       6.54
  800,001 to  900,000       5        4,298,469       4.11         2        1,682,359       0.86
  900,001 to 1,000,000      9        8,861,412       8.47        16       15,369,172       7.82
1,000,001 to 1,250,000      3        3,561,115       3.40         7        7,902,633       4.02
1,250,001 to 1,500,000      5        6,978,686       6.67         2        2,770,000       1.41
1,500,001 to 1,750,000      2        3,055,000       2.92         4        6,483,433       3.30
1,750,001 to 2,000,000      1        1,900,000       1.82         1        2,000,000       1.02
2,000,001 to 2,250,000      -                -          -         -                -          -
2,500,001 to 2,750,000      -                -          -         -                -          -
Greater than 3,000,000      -                -          -         -                -          -
                        -------- ------------  -----------  ---------    -----------  ------------
  Total                   237    $ 104,606,005     100.00 %     441  $ 196,441,952       100.00 %
                        ======== ============  ===========  =========    ===========  ============

                               Group 3                                   Total

                                                 % of                                   % of
                                 Aggregate     Aggregate                 Aggregate    Aggregate
                                 Scheduled     Scheduled                 Scheduled    Scheduled
                                 Principal     Principal                 Principal    Principal
                                   Balance      Balance                   Balance      Balance
                         Number   Outstanding  Outstanding   Number      Outstanding  Outstanding
                           of      as of         as of         of          as of        as of
 Range of Scheduled     Mortgage   Cut-off      Cut-off      Mortgage     Cut-off      Cut-off
 Principal Balances($)   Loans      Date          Date        Loans        Date         Date
---------------------   -------- ------------  -----------  ---------    -----------  ------------

        1 to  100,000      31    $ 2,340,750        1.13 %     62      $   4,306,451       0.85 %
  100,001 to  200,000     104     15,058,456        7.27      188         27,991,825       5.51
  200,001 to  300,000      58     14,818,568        7.15      151         38,423,585       7.56
  300,001 to  400,000      85     29,954,062       14.46      236         83,135,435      16.36
  400,001 to  500,000      68     31,249,946       15.08      172         78,227,935      15.39
  500,001 to  600,000      33     18,383,246        8.87      110         60,644,588      11.93
  600,001 to  700,000      24     15,666,541        7.56       79         51,115,809      10.06
  700,001 to  800,000      13      9,609,675        4.64       39         29,421,293       5.79
  800,001 to  900,000       8      6,896,472        3.33       15         12,877,299       2.53
  900,001 to 1,000,000     19     18,461,666        8.91       44         42,692,251       8.40
1,000,001 to 1,250,000     13     14,528,816        7.01       23         25,992,563       5.11
1,250,001 to 1,500,000      2      2,898,563        1.40        9         12,647,249       2.49
1,500,001 to 1,750,000      4      6,895,299        3.33       10         16,433,732       3.23
1,750,001 to 2,000,000      6     11,467,100        5.53        8         15,367,100       3.02
2,000,001 to 2,250,000      1      2,110,000        1.02        1         2,110,000        0.42
2,500,001 to 2,750,000      1      2,650,000        1.28        1         2,650,000        0.52
Greater than 3,000,000      1      4,192,747        2.02        1         4,192,747        0.82
                        -------- ------------  -----------  ---------    -----------  ------------
  Total                   471  $ 207,181,907      100.00 %  1,149      $ 508,229,864     100.00 %
                        ======== ============  ===========  =========    ===========  ============



Average Cut-off Date Scheduled Principal Balance for Group 1:              $441,376
Average Cut-off Date Scheduled Principal Balance for Group 2:              $445,447
Average Cut-off Date Scheduled Principal Balance for Group 3:              $439,877
Average Cut-off Date Scheduled Principal Balance for Total Group:          $442,324


The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.